Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Double asterisks denote omissions.	Exhibit 10.45 Execution Copy

THIRTEENTH AMENDMENT TO LOAN PROGRAM AGREEMENT

This Thirteenth Amendment to Loan Program Agreement (the “Thirteenth Amendment”) is entered into as of the 30th day of May, 2014 and shall be effective as of June 1, 2014 (the “Thirteenth Amendment Effective Date”), except as otherwise stated herein, by and among First Marblehead Education Resources, Inc., a Delaware corporation having its principal offices at One Cabot Road, Medford, Massachusetts 02155 (“FMER”), The First Marblehead Corporation, a Delaware corporation having its principal offices at 800 Boylston Street, 34th Floor, Boston, Massachusetts 02199 (“FMC”), and SunTrust Bank, a Georgia state-chartered banking corporation having an office located at 1001 Semmes Avenue, Richmond, Virginia 23224 (“SunTrust”). Capitalized terms used in this Thirteenth Amendment without definition have the meanings assigned to them in the Loan Program Agreement (as defined below).

WHEREAS, FMER, FMC, and SunTrust executed that certain Loan Program Agreement, by and among the Parties dated as of April 20, 2010 (the “Loan Program Agreement”), that certain Certificate of Satisfaction and First Amendment to Loan Program Agreement, by and among the Parties dated as of July 15, 2010, that certain Second Amendment to Loan Program Agreement, by and among the Parties dated as of January 28, 2011, that certain Third Amendment to Loan Program Agreement, by and among the Parties dated as of April 26, 2011, that certain Fourth Amendment to Loan Program Agreement, by and among the Parties dated as of June 3, 2011, that certain Fifth Amendment to Loan Program Agreement, by and among the Parties dated as of November 14, 2011, that certain Sixth Amendment to Loan Program Agreement, by and among the Parties dated as of January 1, 2012, that certain Seventh Amendment to Loan Program Agreement, by and among the Parties dated as of April 20, 2012, that certain Eighth Amendment to Loan Program Agreement, by and among the Parties dated as of April 3, 2013, that certain Ninth Amendment to Loan Program Agreement, by and among the Parties effective as of August 23, 2013, that certain Tenth Amendment to Loan Program Agreement, by and among the Parties dated as of January 27, 2014, that certain Eleventh Amendment to Loan Program Agreement by and among the Parties dated as of April 28, 2014, and that certain Twelfth Amendment to Loan Program Agreement, by and among the Parties effective as of May 1, 2014 (the “Twelfth Amendment”) (collectively, the “Agreement”); and

WHEREAS, the Parties desire to amend the Agreement.

NOW THEREFORE, in consideration of the promises and the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, as of the Thirteenth Amendment Effective Date unless otherwise specifically stated, the Parties agree as follows:

1. Definition Changes. The Parties hereby amend Section 1.1 of the Agreement by making the following changes to the Agreement:

a.	The definition of “Cash” is hereby added to the Agreement as follows:

““Cash” has the meaning set forth in Section 18.2.9 of this Agreement.”

b.	The definition of “Cash Deficiency Period” is hereby added to the Agreement as follows:

““Cash Deficiency Period” has the meaning set forth in Section 18.2.9 of this Agreement.”

c.	The definition of “Expected Loan Volume” is hereby amended by deleting it in its entirety and inserting the following in replacement thereof:

““Expected Loan Volume” means the total principal amount (including financed fees) of Loans expected to be funded by SunTrust for the related Pool during each 12-month period subsequent to the Thirteenth Amendment Effective Date.”

d.	The definition of “FMC Portfolio Yield” is hereby amended by deleting it in its entirety and inserting the following in replacement thereof:

““FMC Share of Portfolio Yield” means, for any given month, the aggregate total for all Pricing Segments of the amount to be earned by FMC for the Loans in each Pricing Segment, calculated as (a) the amount of the margin earned by FMC for the Loans in each Pricing Segment as shown on the Compensation Schedule, divided by (b) the Borrower margin in each such Pricing Segment, multiplied by (c) the Monthly Accrued Interest less, with respect to Variable Rate Loans, interest accrued attributable to the LIBOR index; provided, however, that as of April 1, 2014, for each Loan in Loan Group I, the FMC Share of Portfolio Yield shall be calculated as (x) the amount of the margin earned by FMC for such Loan based on the applicable Pricing Segment as shown on the Compensation Schedule less [**]%, divided by (y) the Borrower margin in each such Pricing Segment, multiplied by (z) the Monthly Accrued Interest less, with respect to Variable Rate Loans, interest accrued attributable to the LIBOR index; provided further, that for each Loan in Loan Group I, the FMC Share of Portfolio Yield calculated between April 1, 2014 and the day immediately preceding the Thirteenth Amendment Effective Date will be recalculated as of the Thirteenth Amendment Effective Date to reflect the [**]% reduction, which such recalculated amount shall be reflected in the first invoice sent by FMC to SunTrust following the Thirteenth Amendment Effective Date.”

e.	The definition of “Loan Group I” is hereby amended by deleting it in its entirety and inserting the following in replacement thereof:

““Loan Group I” shall mean and include all Loans, regardless of Disbursement Date, with an Application submitted for credit from July 15, 2010 up to and including the day immediately preceding the Thirteenth Amendment Effective Date.”

f.	The definition of “Loan Group I Reconciliation Date” is hereby added to the Agreement as follows:

““Loan Group I Reconciliation Date” has the meaning set forth in Section 7.1.1 of this Agreement.”

g.	The definition of “Loan Group II” is hereby amended by deleting it in its entirety and inserting the following in replacement thereof:

““Loan Group II” shall mean and include all Loans, regardless of Disbursement Date, with an Application submitted for credit on or after the Thirteenth Amendment Effective Date.”

h.	The definition of “Participation Account Deposit” is hereby amended by deleting it in its entirety and inserting the following in replacement thereof:

““Participation Account Deposit” has the meaning set forth in Section 7.1.3.”

i.	The definition of “Participation Account Payment” is hereby amended by deleting it in its entirety and inserting the following in replacement thereof:

““Participation Account Payment” has the meaning set forth in Section 7.1.6 herein.”

j.	The definition of “Participation Interest” is hereby amended by deleting it in its entirety and inserting the following in replacement thereof:

““Participation Interest” means the Participation Percentage multiplied by Expected Loan Volume. During the Term, the Participation Interest shall be modified quarterly as set forth in Section 7.1.3 of the Agreement to reflect the extent to which the distribution of the Disbursed Loan Amount among Borrower pricing tiers changes the Projected Default Rate for the Pool.”

k.	The definition of “Participation Percentage” is hereby amended by deleting it in its entirety and inserting the following in replacement thereof:

““Participation Percentage” means an amount equal to [**] times the Projected Default Rate.”

l.	The definition of “Pool Reconciliation Percentage” is hereby added to the Agreement as follows:

““Pool Reconciliation Percentage” has the meaning set forth in Section 7.1.3 herein.”

m.	The definition of “Reporting and Servicer Oversight Services” is hereby added to the Agreement as follows:

““Reporting and Servicer Oversight Services” has the meaning set forth in Section 18.1.2 of this Agreement.”

n.	The definition of “Second Loan Group I Reconciliation Balance” is hereby added to the Agreement as follows:

““Second Loan Group I Reconciliation Balance” has the meaning set forth in Section 7.1.1 of this Agreement.”

o.	The definition of “Second Loan Group I Reconciliation Date” is hereby added to the Agreement as follows:

““Second Loan Group I Reconciliation Date” has the meaning set forth in Section 7.1.1 of this Agreement.”

2.	Sales and Marketing. Section 2.2.1 of the Agreement is hereby amended by deleting it in its entirety and inserting the following in replacement thereof:

“2.2.1 FMC will perform all school sales activities and direct-to-consumer marketing in the School Sales Activity States set forth on Exhibit E1 to the Agreement as well as any other states as agreed by the Parties in writing from time to time. FMC shall dedicate at least four (4) sales representatives who will sell the Program and no other loan program in the SunTrust Footprint States, and who will develop and implement a strategy and plan to generate interest in the Program among Eligible Institutions in the School Sales Activity States and in any other states as agreed by the Parties in writing from time to time. Each of the Parties may solicit potential Applicants on behalf of SunTrust via direct mail, telephone solicitation, and the internet. To market the Custom Choice Program and Graduate Business School

Program collectively, FMC shall spend no less than [**] dollars ($[**]) annually from each January 1 to December 31 period during the Term, excluding the salaries and benefits of its and its Affiliates’ employees. In the event that the Agreement is terminated prior to the end of a calendar year and FMC has spent less than [**] dollars ($[**]), FMC shall not be in breach of this Agreement solely due to its failure to spend less than [**] dollars ($[**]) in accordance with this Section 2.2.1, and shall retain the difference between the [**] dollars ($[**]) allotted for the calendar year during which such termination occurs and the amount spent from January 1 of the applicable calendar year through the date of the termination. FMC shall interact with Eligible Institutions as set forth in the Production Support Plan.

Neither FMC, its Affiliates, including FMER, nor employees thereof, as applicable, shall (a) solicit schools in SunTrust Footprint States for preferred lender list placement for any private student loan products other than products covered by this Agreement, or (b) sell any loan program other than the Program to Eligible Institutions located in the SunTrust Footprint States through and including the earlier to occur of (i) termination of the Agreement, or (ii) September 30, 2017.

Notwithstanding the foregoing, each of the Parties may solicit potential Applicants with respect to the Program through the use of direct mail, telephone solicitation or internet to existing customers of such Party or an Affiliate as of the Execution Date regardless of where such customers of such Party or its Affiliates may be located. Except as specifically set forth herein, nothing in this Agreement shall be construed to restrict in any way any Party’s marketing and sales of financial or educational loan products other than the Program.

FMC shall also:

(a) Where the “SunTrust” name is to be used in FMC Materials promoting the Program, consult with SunTrust on the preparation of such materials (including brochures, advertisements, mailings, announcements, and web site content) and comply with the provisions of Section 2.6 applicable to the approval of such materials by SunTrust and the preparation and use of such materials by FMC or any Advertising Agency, Vendor, or Subcontractor engaged by FMC;

(b) Submit a monthly status report that details FMC’s progress at Eligible Institutions;

(c) Submit standardized request for proposals template language (and any changes to previously approved template language) to SunTrust for approval; and

(d) Provide daily processing support for SunTrust staff and Eligible Institution support staff via a toll-free telephone number generally from 9:00 am to 8:00 pm ET.”

3.	No Exclusivity for Combination Program. Section 2.9 of the Agreement is hereby amended by deleting it in its entirety and inserting the following in replacement thereof:

“2.9 Reserved.”

4.	Fee Payments. Section 6.2 of the Agreement is hereby amended by deleting it in its entirety and inserting the following in replacement thereof:

“6.2 General. All fees shall be paid by SunTrust within sixty (60) days after SunTrust’s receipt of the invoice therefor, except fees subject to good faith dispute between the Parties. In the event any fees have been made for a cancelled disbursement, in accordance with the cancellation window described in the Servicing Guidelines, SunTrust shall offset future fees with any and all prior fees paid for such cancelled disbursement. Except as set forth in this Article 6, Section 18.1.2, Section 18.3.1, or as otherwise set forth in this Agreement, no fees will be paid after the termination of this Agreement, except for Applications which have already been submitted prior to the termination of this Agreement. In the event of any occurrence triggering SunTrust’s right to terminate this Agreement under Section 18.2, if, despite Section 7.1.10, an action of the bankruptcy court in a FMC bankruptcy proceeding causes a reduction in the funds available to SunTrust in the Participation Account, SunTrust may, if consistent with any orders of such bankruptcy court, withhold any amounts otherwise payable to FMC or FMER pursuant to this Article 6 to the extent that amounts remaining in the Participation Account are insufficient to fulfill the obligations of FMC under Article 7. Except pursuant to an indemnity obligation or as otherwise expressly stated in this Agreement, no other amounts shall be due or payable by SunTrust.

5.	Participation Account Deposits and Reconciliation.

a.	Section 7.1.1 of the Agreement is hereby amended by deleting it in its entirety and inserting the following in replacement thereof:

“7.1.1 Participation Account Deposit Reconciliation For Loan Group I. On the last day of the month in which the Thirteenth Amendment Effective Date occurs (the “Loan Group I Reconciliation Date”), FMC shall be entitled to a payment from the Participation Account of the amount by which (a) the Participation Account balance for Loan Group I as of the Loan Group I Reconciliation Date, minus (b) fifty percent (50%) of the total interest earned by the Participation Account, solely with respect to Loan Group I from April 20, 2010 through the Loan Group I Reconciliation Date, exceeds (x) the Participation Percentage for Loan Group I, times(y) the Disbursed Loan Amount, including remaining scheduled Loan disbursements for Loan Group I minus cumulative Charged Off Loan payments made as of the day immediately preceding the Loan Group I Reconciliation Date. On the Loan Group I Reconciliation Date, FMC shall calculate and notify SunTrust of any amount due under the foregoing, and SunTrust shall promptly withdraw and pay such amount to FMC, by no later than fifteen (15) days after the Loan Group I Reconciliation Date.

On the last day of the month in which the date that is ninety days following the Loan Group I Reconciliation Date falls (such date, the “Second Loan Group I Reconciliation Date”), to the extent that (A) the Participation Percentage for Loan Group I, multiplied by (B) the Disbursed Loan Amount, including remaining scheduled Loan disbursements, for Loan Group I, minus cumulative Charged Off Loan payments made as of the day immediately preceding the Second Loan Group I Reconciliation Date (the “Second Loan Group I Reconciliation Balance”), plus (C) fifty percent (50%) of the interest earned by the Participation Account, solely with respect to Loan Group I from April 20, 2010 through the last day of the month in which the Thirteenth Amendment Effective Date occurs, is less than the Participation Account balance for Loan Group I as of the Second Loan Group I Reconciliation Date, FMC shall deposit into the Participation Account an amount equal to the amount of the difference between the Participation Account balance for Loan Group I as of the Second Loan Group I Reconciliation Date and the Second Loan Group I Reconciliation Balance; provided, however, that to the extent the Participation Account balance for Loan Group I as of the Second Loan Group I Reconciliation Date exceeds the Second Loan Group I Reconciliation Balance, FMC shall be entitled to payment from the Participation Account equal to such excess amount. On the Second Loan Group I Reconciliation Date, FMC shall perform this calculation and shall notify SunTrust of the amount due under the foregoing, and FMC shall make a deposit, or SunTrust shall promptly withdraw and pay such amount to FMC, as applicable no later than fifteen (15) days after the Second Loan Group I Reconciliation Date.”

b.	Section 7.1.2 of the Agreement is hereby amended by deleting it in its entirety and inserting the following in replacement thereof:

“7.1.2 Reserved.”

c.	Section 7.1.3 of the Agreement is hereby amended by deleting it in its entirety and inserting the following in replacement thereof:

6.	“7.1.3 Participation Account Deposits for Loan Group II; Reconciliation. With respect to the initial Pool for Loan Group II, subject to the Participation Cap, FMC shall deposit an Initial Participation Account Deposit in the Participation Account prior to the disbursement of the first Loan in such Pool. Not later than fifteen (15) days following the end of each calendar quarter during the Term, FMC shall calculate the average of (a) the Participation Interest on the Pools as of the end of such quarter, and (b) the Participation Percentage multiplied by the Disbursed Loan Amount as of the end of such quarter, in each case after giving effect to changes to the Projected Default Rate as of quarter-end. Not later than fifteen (15) days following the end of such calendar quarter, FMC shall deposit in the Participation Account the amount, if any, by which the foregoing average exceeds the cumulative previous deposits in the Participation Account as of the end of such quarter, minus amounts paid from the Participation Account pursuant to Section 7.1.1 (each, a “Participation Account Deposit”). Not later than two hundred seventy (270) days following the end of the then-current Term (to allow for all final disbursements and any cancellations thereof to be made), and subject to the Participation Cap, if the sum of previous deposits in the Participation Account as of the end of the then-current Term is less than an amount equal to the product of (x) the Participation Percentage, calculated as of the end of the then-current Term, for all Pools as of the end of the then-current Term, multiplied by (y) the sum of the Disbursed Loan Amount plus the amount of all remaining scheduled Loan disbursements, for all Pools as of the end of the then-current Term (such product, the “Pool Reconciliation Percentage”), then FMC shall deposit a final Participation Account Deposit into the Participation Account, not later than two hundred eighty-five (285) days after the end of the then-current Term, equal to the amount of such difference. If the sum of all Participation Account Deposits is greater than an amount equal to the Pool Reconciliation Percentage, then FMC shall be entitled to payments from the Participation Account of any amount by which the sum of Participation Account Deposits exceeds the Pool Reconciliation Percentage. SunTrust agrees to withdraw and pay to FMC such amounts subject to subsection (y) above, if any, no later than two hundred eighty-five (285) days after the end of the then-current Term.”

7. Participation Account Payments. Section 7.1.6 of the Agreement is hereby amended by deleting it in its entirety and inserting the following in replacement thereof:

“7.1.6 Participation Account Payments. In addition to any payments set forth in Sections 7.1.1 and 7.1.3, payments shall be made to FMC monthly (each, a “Participation Account Payment”) as follows:

(a) with respect to Loan Group I, beginning the first full month after two (2) years from the date which immediately precedes the Thirteenth Amendment Effective Date, to the extent, as of the end of any month, that funds in the Participation Account deposited in connection with Loans in Loan Group I, as a percentage of outstanding Loans from Loan Group I, exceed two (2) times the Participation Percentage for Loan Group I, as calculated on the Second Loan Group I Reconciliation Date (such excess, the “Participation Account Excess Percentage I”). The Participation Account Payment for any month in which the Participation Account Excess Percentage I is positive shall equal the Participation Account Excess Percentage I multiplied by the Outstanding Loan Volume for Loan Group I at the end of such month. Notwithstanding the foregoing, in the event any Charged Off Loan in Loan Group II remains unpaid as of the end of any month in which a Participation Account Payment is due to FMC under this Section 7.1.6, the Participation Account Payment for such month shall be reduced by an amount equal to, and such amount shall be applied to, the cumulative balance of such Charged Off Loan(s); and

(b) with respect to Loan Group II, beginning with the first full month after September 30, 2019, to the extent, as of the end of any month, that funds in the Participation Account deposited in connection with Loans in Loan Group II, as a percentage of outstanding Loans from Loan Group II, exceed two (2) times the Participation Percentage for Loan Group II, as calculated after the last Loan disbursement in Loan Group II has been funded (such excess, the “Participation Account Excess Percentage II”). The Participation Account Payment for any month in which the Participation Account Excess Percentage II is positive shall equal the Participation Account Excess Percentage II multiplied by the Outstanding Loan Volume for Loan Group II at the end of such month. Notwithstanding the foregoing, in the event any Charged Off Loan in Loan Group I remains unpaid as of the end of any month in which a payment is due to FMC under this Section 7.1.6, the Participation Account Payment for such month shall be reduced by the amount equal to, and such amount shall be applied to, the cumulative balance of such Charged Off Loan(s).”

8.	Term of Agreement.

a.	The Parties hereby amend Section 18.1.1 of the Agreement by deleting it in its entirety and inserting the following in replacement thereof:

““18.1.1 Reserved.”

b.	The Parties hereby amend Section 18.1.2 of the Agreement by deleting it in its entirety and inserting the following in replacement thereof:

“18.1.2 This Agreement and the Services contemplated hereby shall commence on the Effective Date and shall continue through the earlier of September 30, 2017 or on the date on which the Participation Cap is reached, unless earlier terminated pursuant to the provisions of this Article 18 (the “Term”); provided, however, that if (a) the Term expires due to the earlier to occur of (i) September 30, 2017, or (ii) the date on which the Participation Cap is reached, or (b) the Loan Processing Services are terminated during the Term pursuant to Sections 18.2.5, 18.2.7, 18.2.8, or 18.2.10, FMC and/or FMER, as applicable, shall continue to provide the Program Administration Services and Program Support Services set forth in Article 4, and the associated fees and compensation to FMC and/or FMER therefor shall continue to accrue and become payable for such Services, for all periods through the month following the month during which the principal and interest of each Loan have been fully paid and remitted to SunTrust (the “Final Services Termination Period”). If the Agreement is terminated pursuant to Section 18.2 during the Term, at the option of any Party and upon written notice to the other Parties, those Program Administration Services covered by Sections 4.1 and 4.2 of this Agreement (for the purposes of this Section 18.1.2, the “Reporting and Servicer Oversight Services”) and/or Program Support Services shall no longer be performed by FMC and FMER, and the Program Administration Services Fee and/or Program Support Services Fee, as applicable, shall no longer by paid by SunTrust to FMC. In addition, during the Final Services Termination Period, in connection with a breach that is not cured as permitted by Section 18.2.2, a Force Majeure Event pursuant to Section 18.2.3, the requirement(s) of a Governmental Authority as set forth in Section 18.2.5, a failure of audit remediation of the scope and for the applicable period described in Section 15.3.2, or a change to Requirements of Law, the Reporting and Servicer Oversight Services and/or Program Support Services may be terminated prior to the end of the Final Services Termination Period to the extent that such uncured breach, Force Majeure Event, requirement(s) of a Governmental Authority, audit remediation failure, or change to Requirements of Law, as applicable, is directly related to the Services that a Party seeks to terminate, and the Party seeking to terminate under such provisions timely gives the other Parties the written notice of termination specified in Sections 18.2.2, 18.2.3 or 18.2.6, as applicable. In the event of termination of Reporting and Servicer Oversight Services or the Program Support Services under the preceding sentence, the Program Administration Services Fee or Program Support Services Fee, as applicable, shall no longer be payable to FMC for any period beginning subsequent to the effectiveness of such termination. This Agreement may be extended for an additional term or terms upon the terms and conditions set forth in a mutual written agreement among the Parties.”

c.	The Parties hereby amend Section 18.2 by deleting it in its entirety and inserting the following in replacement thereof:

“18.2 Termination for Cause. From and after the Effective Date, and subject to Sections 18.1.2 and 18.3, where applicable:

18.2.1 Insolvency or Reorganization. Any Party may terminate the Agreement upon written notice to the other Parties if:

(a) any non-terminating Party shall file a petition to take advantage of any applicable insolvency or reorganization statute;

(b) any non-terminating Party shall file a petition or answer seeking or shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to such Party or relating to all or substantially all of its property;

(c) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or the winding-up or liquidation of its affairs, shall have been entered against a non-terminating Party, which decree or order entered against such Party shall have remained in force undischarged or unstayed for a period of fifteen (15) days; or

(d) any non-terminating Party shall be insolvent, admit in writing its inability to pay its debts generally as they become due, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations.

18.2.2 Breach. Any Party may terminate the Agreement upon written notice to the other Parties if any non-terminating Party fails to perform any of its obligations (including the failure to pay fees for Services that are not the subject of a good faith dispute when due) in any material respect, or shall breach any of its representations, warranties, or covenants in this Agreement, in any material respect and such failure or breach continues unremedied after the expiration of thirty (30) days following written notice to such Party specifying the nature of such failure or breach and stating the intention of the terminating Party to terminate this Agreement absent a cure of such failure or breach in all material respects within such thirty (30) day period.

18.2.3 Force Majeure Event. In the event that a Force Majeure Event occurs, any Party may terminate this Agreement upon written notice to the other Parties if that Party or any other Party is prevented from performing, or its performance of its obligations under this Agreement is rendered impracticable, for a period of at least five (5) Business Days during any two week period after written notice of such event and inability to perform was provided to the non-terminating Party or Parties; provided, however, that if the Party previously unable to perform regains its ability to perform hereunder within five (5) days after written notice of the Force Majeure Event and inability to perform was provided to the other Party or Parties, then the terminating Party must deliver written notice of termination to the other Parties no later than thirty (30) days after the Party regains such ability to perform and notifies in writing the other Parties thereof.

18.2.4 Failure to Agree on Program Changes. If SunTrust and FMC cannot agree on Program changes (other than changes to the Pricing Schedule) following full compliance with the procedures set forth in Section 4.1.1, then any Party may terminate this Agreement on fifteen (15) days’ written notice to the other Parties; provided, however, that such notice of termination is delivered to the other Parties no later than thirty (30) days after the expiration of the thirty (30) day period described in Section 4.1.1 during which changes could not be agreed.

18.2.5 Governmental Authority. Any Party may terminate this Agreement, or any Service provided herein, as applicable, upon written notice to the other Parties if, to the extent required by Requirements of Law, a Governmental Authority with oversight of SunTrust requires, in writing, termination of this Agreement or any Service provided herein, because, among other things, SunTrust is considered a “troubled” institution, which termination shall be without penalty to SunTrust; provided, however, that termination under this Section 18.2.5 shall be effective only to the extent of those Services required by such Governmental Authority to be terminated.

18.2.6 Audit Remediation Failure. Any Party may terminate this Agreement upon written notice to the other Parties if, as set forth in Section 15.3.2, the Parties are unable to agree to a remediation plan within thirty (30) days of FMC’s preparation and presentation of such plan to SunTrust pursuant to the first sentence of Section 15.3.2, or if FMC or FMER, as applicable, shall be unable to complete and install adequate modifications (as set forth in the plan of remediation) within the deadline set forth in any such plan of remediation; provided, however, that if (a) subsequent to such thirty (30) day period a remediation plan shall be agreed, or if subsequent to such other deadline set forth in any such plan of remediation, FMC or FMER, as applicable, is able to complete and install adequate modifications in accordance therewith, as applicable, and (b) the Agreement has not been effectively terminated prior to such agreement or completion of modifications, then no Party may deliver a notice of termination under this Section 18.2.6 thereafter in connection with such subsequently remedied failure described in this subsection or Section 15.3.2.

18.2.7 Change to Requirements of Law. Any Party may terminate this Agreement, or a Service provided hereunder, as applicable, upon written notice to the other Parties, if, following a publication by a Governmental Authority of a change to Requirements of Law, a Party is unable to comply with the change within a reasonable timeframe and in a manner reasonably agreeable to the other Parties; provided, however, that before any Party may terminate under this Section 18.2.7, the Parties shall cooperate in good faith to agree upon a reasonable timeframe in and methodology in and by which the affected Party or Parties is expected to come into compliance with the new Requirements of Law. Notwithstanding anything herein to the contrary, termination under this Section 18.2.7 shall be effective only to the extent of those Services affected by the change to Requirements of Law.

18.2.8 Discontinuation of Private Student Loan Origination. SunTrust may terminate the Loan Processing Services upon sixty (60) days written notice to the other Parties if it intends, in good faith, to discontinue all of its origination and funding of postsecondary private student loans; provided that (a) SunTrust shall cease marketing, originating, and funding private education loans, within thirty (30) days of the effective termination date except as required to fulfill its obligations under this and any other agreement between SunTrust, FMC, and FMER; and (b) SunTrust shall not market, originate, or fund any private education loan, except as required to fulfill its obligations under Section 18.3 of this Agreement and any similar provision of any other agreement between SunTrust, FMC, and FMER, until the earlier of (x) twenty-four (24) months from the effective termination date of this Agreement, or (y) September 30, 2017, unless otherwise agreed to by the Parties in writing. The provisions of this Section 18.2.8 shall survive termination of this Agreement. Nothing in this Section 18.2.8 shall prohibit SunTrust from providing a source of funds by means of a line of credit or other means to non-affiliated, commercial entities which may use such funds to make postsecondary private student loans, or from engaging in or participating in the acquisition or securitization of postsecondary private student loans. For the avoidance of doubt, this Section 18.2.8 does not apply in any manner whatsoever to private consolidation loans.

18.2.9 Cash Deficiency. SunTrust may terminate this Agreement if, following the Thirteenth Amendment Effective Date, (a) FMC files with the Securities and Exchange Commission two consecutive periodic reports on Form 10-Q or Form 10-K, as applicable, where the total dollar value of cash, cash equivalents, and short-term investments (collectively, “Cash”) reported on its consolidated balance sheet for the most recent three month period that is the subject of the report equals less than [**] dollars ($[**]), and (b) SunTrust provides to the other Parties written notice of termination under this Section 18.2.9 within ninety (90) days of the date that the second consecutive periodic report was actually filed with the Securities and Exchange Commission (such ninety (90) day period, the “Cash Deficiency Cure Period”); provided, however, that if during the Cash Deficiency Cure Period FMC furnishes to SunTrust either: (i) a consolidated balance sheet for any month occurring during the Cash Deficiency Cure Period reflecting, as of such month’s end, a total dollar amount of Cash that is greater than or equal to [**] dollars ($[**]), (ii) a certification by FMC’s Chief Financial Officer that, as of any month-end occurring during the Cash Deficiency Cure Period, FMC’s total dollar amount of Cash was greater than or equal to [**] dollars ($[**]), or (iii) (1) either (A) a consolidated balance sheet for the month immediately following the last month of the most recent three month period that is the subject of the second consecutive report, or (B) a certification by FMC’s Chief Financial Officer as the last day of such month, reflecting a month-end total dollar amount of Cash that was greater than or equal to [**] dollars ($[**]), and (2) a certification from FMC’s Chief Financial Officer that FMC’s total Cash on the date that the second consecutive report was actually filed totaled an amount greater than or equal to [**] dollars ($[**]), then any notice of termination provided by SunTrust shall be rendered ineffective, and SunTrust may no longer terminate the Agreement under this Section 18.2.9 for the applicable Cash Deficiency Cure Period. Except as otherwise provided herein, termination under this Section 18.2.9 shall be effective as of the day that immediately follows the final day of the applicable Cash Deficiency Cure Period. Notwithstanding any of the foregoing, if at any time during the Term, FMC files with the Securities and Exchange Commission a quarterly report on Form 10-Q or annual report on Form 10-K where the total dollar value of Cash reported on its consolidated balance sheet for the three period that is the subject of the report is less than [**] dollars ($[**]), SunTrust may terminate this Agreement upon written notice to the Parties within ninety (90) days of the date on which such report is actually filed without regard to any Cash Deficiency Cure Period set forth in this Section 18.2.9. Notwithstanding the public availability of such filings with the Securities and Exchange Commission, FMC shall provide notice of and copies of filings described in this Section 18.9 to SunTrust no later than three (3) Business Days after the start of any Cash Deficiency Cure Period.”

18.2.10 Change of Control. If FMC or SunTrust undergoes a Change in Control, the other Party may elect to terminate Loan Processing Services upon sixty (60) Business Days prior written notice; provided, however, that prior to delivering such notice, the Party considering such termination shall meet with representatives of the successor entity and engage in good faith negotiations for the continuation of this Agreement upon mutually acceptable terms and conditions.”

9. Compensation. The Compensation Schedule as previously set forth in the Twelfth Amendment is hereby amended by deleting Exhibit B to the Twelfth Amendment in its entirety and inserting the changes to the Compensation Schedule set forth in Exhibit A attached hereto in place thereof and substitution therefor.

10. Multiple Counterparts. This Thirteenth Amendment may be executed in multiple counterparts in wet signature of a Party, each of which shall be deemed an original for all purposes and all of which shall be deemed, collectively, one agreement. The Parties may exchange the signed documents electronically, and any reproduction of the transmitted documents meeting the requirements of the federal Electronic Signatures in Global and National Commerce Act, 15 U.S.C. §1700 et. seq. (“E-SIGN”) will constitute an original and be deemed an “Electronic Record” as defined by E-SIGN. Notwithstanding any contrary provisions of state law, each Party agrees that the effectiveness, validity, and enforceability of the Electronic Records will be governed by E-SIGN.

11. GOVERNING LAW. THIS THIRTEENTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF GEORGIA, WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAW PROVISION OR RULE

THAT WOULD CAUSE THE APPLICATION OF LAWS OF ANY JURISDICTION OTHER THAN TO THOSE OF THE STATE OF GEORGIA. EACH PARTY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS THIRTEENTH AMENDMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF ANY SUCH RIGHTS OR OBLIGATIONS.

12. Permitted Filing. Each Party may file this Thirteenth Amendment (with redactions as permitted by Requirements of Law) with the appropriate state or federal regulators, including the Securities and Exchange Commission, as required by such regulators.

13. Transition. This Thirteenth Amendment shall be effective as of the Thirteenth Amendment Effective Date unless otherwise stated herein.

14. Full Force and Effect. Except as amended in this Thirteenth Amendment, the Agreement remains in full force and effect according to its terms.

[Remainder of page intentionally left blank]

Execution Copy

IN WITNESS WHEREOF, the Parties hereto have caused this Thirteenth Amendment to be executed by their respective officers, being first duly authorized, as of the day and year first above written.

SUNTRUST BANK

By:	/s/ H. Darrall Loggins

Name:	H. Darrall Loggins

Title:	Group Vice President

THE FIRST MARBLEHEAD CORPORATION

By:	/s/ Seth Gelber

Name:	Seth Gelber

Title:	President and Chief Operating Officer

FIRST MARBLEHEAD EDUCATION RESOURCES, INC.

By:	/s/ Seth Gelber

Name:	Seth Gelber

Title:	President

Execution Copy

EXHIBIT A

Compensation Schedule

VIII.	For Custom Choice Applications submitted for credit after 12:00 AM ET on December 13, 2013 through and including May 31, 2014, the following FMC Compensation Schedule shall be in effect for Custom Choice Fixed Rate Loans and Variable Rate Loans. For the avoidance of doubt, this FMC Compensation Schedule does not reflect the [**]% reduction to be applied on the Thirteenth Amendment Effective Date as set forth in the definition of “FMC Share of Portfolio Yield” herein:

[**]	[**]	[**]
		[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
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IX.	For Program Applications other than Graduate Business School Applications submitted for credit after 12:00 AM ET on June 1, 2014 through and including July 31, 2014, the following FMC Compensation Schedule shall be in effect for Fixed Rate Loans and Variable Rate Loans:

[**]	[**]	[**]
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A-1

X.	For Program Applications other than Graduate Business School Applications submitted for credit after 12:00 AM ET on August 1, 2014 and thereafter, the following FMC Compensation Schedule shall be in effect for Fixed Rate Loans and Variable Rate Loans:

[**]	[**]	[**]
		[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
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[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]

XI.	For Graduate Business School Program Applications submitted for credit on or after February 28, 2014 up to and including May 31, 2014, the following FMC Compensation Schedule shall be in effect for Variable Rate Loans and Fixed Rate Loans. For the avoidance of doubt, this FMC Compensation Schedule does not reflect the [**]% reduction to be applied on the Thirteenth Amendment Effective Date as set forth in the definition of “FMC Share of Portfolio Yield” herein:

[**]	[**]	[**]
		[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]

XII.	For Graduate Business School Program Applications submitted for credit on or after 12:00 AM ET on June 1, 2014, the following FMC Compensation Schedule shall be in effect for Variable Rate Loans and Fixed Rate Loans:

[**]	[**]	[**]
		[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]
[**]	[**]	[**]	[**]	[**]

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